Fair Value of Net Assets Acquired and Liabilities Assumed (Detail) (USD $) In Millions, unless otherwise specified	Apr. 30, 2012	Dec. 28, 2011 Crivo
Business Acquisition [Line Items]
Trade accounts receivable and other current assets		$ 1.7
Property and equipment		10.8
Identifiable intangible assets		20.2
Goodwill		35.2	[1]
Total assets acquired		67.9
Total liabilities assumed		(12.0)
Net assets of acquired company		55.9
Less: noncontrolling interests		(11.2)
Purchase price of 80% ownership interest	$ 1,592.7	$ 44.7

[1]	For tax purposes, none of the goodwill was initially tax deductible. However, as part of a restructuring in March 2012, Crivo merged with a holding company and the entire amount of goodwill shown above became tax deductible.